Blackstone Mortgage Trust, Inc. February 11, 2020 Fourth Quarter and Full Year 2019 Results Exhibit 99.2

Blackstone Mortgage Trust

$15.8
$17.9
YE 2018
YE 2019
BXMT Highlights
Information included in this presentation is as of or for the period ended December 31, 2019, unless otherwise indicated.
(a)
See Appendix for a definition and reconciliation to GAAP net income.
(b)
Based on annualized dividend and BXMT closing price as of February 10, 2020.
(c)
Reflects ratio of Core Earnings to dividends declared.
(d)
Reflects weighted average LTV as of the date investments were originated or acquired by BXMT.
(e)
Includes $689 million of Non-Consolidated Senior Interests as of December 31, 2019 and investment exposure to the $930 million 2018 Single Asset Securitization through an $89 million subordinate risk retention interest.
+$2.1bn
($ in billions)
Portfolio Growth
(e)
2019
Dividend
Coverage
(c)
Dividend
Yield
(b)
109%
6.4%
100%
64%
Performing
Loans
Loan-to-Value
(d)(e)
BXMT
generated
4Q
EPS
of
$0.59
and
Core
EPS
(a)
of
$0.68,
reflecting
the
continued
strong
performance
of
its
first
mortgage
origination
business;
2019
full
year
EPS
of
$2.35,
Core
EPS
of
$2.70,
and
dividends
paid
of
$2.48
per
share

Blackstone Mortgage Trust

Originations
Originations
4Q
originations
of
$3.0
billion
across
17
(b)
transactions
Originated
48
(b)
loans
in
2019
resulting
in
volume
of
$8.6
billion,
with
a
weighted
average
origination
LTV
(c)
of
65%;
38%
of
2019
originations
from
Europe
Earnings &
Dividends
Earnings &
Dividends
4Q
EPS
of
$0.59
and
Core
Earnings
(a)
per
share
of
$0.68
($2.35
and
$2.70,
respectively,
for
full
year
2019);
109%
dividend
coverage
Book
value
per
share
of
$27.82,
up
$0.62
in
2019;
paid
$0.62
per
share
dividend
Fourth Quarter and Full Year 2019 Results
Portfolio
Composition
Portfolio
Composition
Capitalization
Capitalization
Interest Rates
Interest Rates
Portfolio
grew
13%
in
2019
to
$17.9
billion
(d)
with
$2.1
billion
of
net
fundings
over
the
year,
and
$1.4
billion
in
4Q
2019
100%
performing
portfolio
with
a
weighted
average
origination
LTV
(c)(d)
of
64%
$12.8
billion
(e)
of
outstanding
asset-level
financing
on
a
market
leading,
match-
funded
basis;
increased
capacity
by
$3.7
billion
during
the
year
Increased
Term
Loan
B
by
$250
million
to
$747
million
while
reducing
the
rate
from
L+250bps
to
L+225bps
(a)
See Appendix for a definition and reconciliation to GAAP net income.
(b)
Excluding upsizes.
(c)
Reflects weighted average LTV as of the date investments were originated or acquired by BXMT.
(d)
Includes $689 million of Non-Consolidated Senior Interests as of December 31, 2019 and investment exposure to the $930 million 2018 Single Asset Securitization through an $89 million subordinate risk retention interest.
(e)
Includes $841 million of securitized debt held by third-parties in the $930 million 2018 Single Asset Securitization, which is not consolidated on BXMT’s balance sheet.
(f)
Includes USD LIBOR, GBP LIBOR, EURIBOR, BBSY, and CDOR.
97%
of
the
portfolio
(d)
is
floating
rate;
in-place
LIBOR
(f)
floors
insulate
current
portfolio
earnings
from
potential
decreases
in
rates
Floating
rate
assets
and
matched
liabilities
support
book
value
and
earnings
stability

Blackstone Mortgage Trust

$24.67
$27.82
Re-IPO
2Q '13
4Q '19
$2.48
$0.22
Earnings & Dividends
Earnings & Dividends
4Q
GAAP
EPS
of
$0.59
and
Core
Earnings
(a)
of
$0.68
per
share,
$0.62
per
share
dividend
equates
to
a
6.4%
dividend
yield
(b)
BXMT
has
a
consistently
well-covered
dividend,
with
retained
excess
earnings
resulting
in
book
value
growth
(a)
See Appendix for a definition and reconciliation to GAAP net income.
(b)
Based on annualized dividend and BXMT closing price as of February 10, 2020.
(c)
2019 GAAP EPS was $2.35; retained Core Earnings refers to the amount of Core Earnings in excess of dividends paid for the periods presented.
+$3.15
Dividends Paid
Retained
Core Earnings
Book Value Per Share Growth
2019
Core
Earnings
Per
Share
(c)
109%
2019 Dividend Coverage

Blackstone Mortgage Trust

$9.8
$11.1
$15.8
$17.9
$139
$142
$246
$232
2016
2017
2018
2019
Originations
Originations
Origination
volume
of
$3.0
billion
in
4Q
and
$8.6
billion
in
2019,
while
maintaining
a
consistent
credit
profile
Increase
in
scale
of
originations
has
yielded
consistent
portfolio
growth
($ in billions, except avg. loan size)
(a)
Includes
non-consolidated
senior
interests
and
investment
exposure
to
the
2018
Single
Asset
Securitization
through
a
subordinate
risk
retention
interest.
(b)
Excludes upsizes and loans originated in the Walker & Dunlop joint venture.
Portfolio Size
Average Originated Loan Size
($mm)
(b)
Total
Investment
Portfolio
(a)
$8.6B
2019 Originations
4Q ‘19 Originations
$3.0B

Blackstone Mortgage Trust

Portfolio Composition
$17.9
billion
portfolio
(a)
comprising
129
assets
secured
by
institutional
quality
real
estate,
with
74%
in
gateway
markets
High
quality
100%
performing
portfolio
with
low
weighted
average
LTV
(a)(b)
of
64%
(a)
Includes $689 million of Non-Consolidated Senior Interests as of December 31, 2019 and investment exposure to the $930 million 2018 Single Asset Securitization through an $89 million subordinate risk retention interest.
(b)
Reflects weighted average LTV as of the date investments were originated or acquired by BXMT.
Major
Market
Focus
(a)
Collateral
Diversification
(a)
Condo
Self-Storage
Retail
Industrial
Office
Hotel
Other
Multi
$17.9B
portfolio
AU
2%
ES
7%
2%
DEU
U.K.
12%
IE
7%
1%
IT
IL
5%
OH
1%
MN
1%
NY
22%
BE
FL
4%
GA
3%
DC
2%
TN
1%
1%
2%
NV
TX
CO
1%
1%
AZ
CA
17%
HI
States that comprise less than 1% of total loan portfolio
3%
VA
5%
58%
18%
9%
3%
2%
2%
1%
7%

Blackstone Mortgage Trust

Capitalization
Increased
Term
Loan
B
by
$250
million
to
$747
million
while
reducing
the
rate
from
L+250bps
to
L+225bps
$12.8
billion
(a)
of
outstanding
asset-level
financing
on
a
market
leading,
match-funded
basis
(a)
Includes $841 million of securitized debt held by third-parties in the $930 million 2018 Single Asset Securitization, which is not consolidated on BXMT’s balance sheet.
(b)
Includes $331 million of asset specific financings as of December 31, 2019.
(c)
Includes $1.2 billion of consolidated securitized debt obligations as well as $841 million of securitized debt held by third-parties in the $930 million 2018 Single Asset Securitization, which is not consolidated on BXMT’s balance sheet. Refer to our consolidated financial statements for further discussion of the subordinated risk retention interest related to the 2018 Single Asset
Securitization.
(d)
Represents $689 million of Non-Consolidated Senior Interests, which result from non-recourse sales of senior loan interests in loans BXMT originates. BXMT’s net investments in these loans are reflected in the form of mezzanine or other subordinate loans on BXMT’s balance sheet.
(e)
Represents (i) total outstanding secured debt agreements, secured term loans, and convertible notes, less cash, to (ii) total equity.
Credit
Facilities
(b)
14 Credit Facilities
Corporate Debt
Term Loan and Convertible Notes
Corporate Obligations
Senior Loan
Interests
(d)
$10.1
$1.4
$0.7
$11.5
Securitized
Debt
(c)
$2.0
CLO and Single Asset Securitizations
3.0x
Debt-to-Equity Ratio
(e)
Senior Syndications
Financing
(Outstanding Balance)
($ in billions)

Active LIBOR Floors =
Increasing Earnings
Increasing USD LIBOR =
Increasing Earnings

Blackstone Mortgage Trust

-2.00%
-1.50%
-1.00%
-0.50%
0.00%
0.50%
1.00%
1.50%
2.00%
3%
97%
Interest Rates
97%
of
the
portfolio
(a)
is
floating
rate;
in-place
LIBOR
(b)
floors
insulate
current
portfolio
earnings
from
potential
decreases
in
rates
A
1.0%
increase
or
decrease
in
USD
LIBOR
would
increase
earnings
per
share
by
$0.03
per
quarter
(c)
(a)
Includes $689 million of Non-Consolidated Senior Interests as of December 31, 2019 and investment exposure to the $930 million 2018 Single Asset Securitization through an $89 million subordinate risk retention interest.
(b)
Includes USD LIBOR, GBP LIBOR, EURIBOR, BBSY, and CDOR.
(c)
Changes in interest rates and credit spreads may affect our net interest income from loans and other investments. Reflects impact on net income, net of incentive fees. See Appendix for important disclosures.
Earnings
Sensitivity
to
USD
LIBOR
(c)
(Quarterly Earnings per Share)
Portfolio
Fixed
vs.
Floating
(a)
(% of Total Portfolio Exposure)
Floating
Fixed
$0.08
$0.06
$0.03
$0.00
$0.00
$0.01
$0.03
$0.05
$0.07

Appendix

Blackstone Mortgage Trust

4Q '18 Loans
Outstanding
Fundings
Repayments
4Q '19 Loans
Outstanding
Fourth Quarter and Full Year 2019 Operating Results & Net Fundings
Net Fundings
(b)
($ in billions)
Operating Results
($ in millions)
(a)
Primarily represents the forward points earned on our foreign currency forward contracts, which reflect the interest rate differentials between the applicable base rate for our foreign currency investments and USD LIBOR. These forward contracts effectively convert the rate exposure to USD LIBOR, resulting in additional interest income earned in U.S. dollar terms. These amounts are not included in GAAP net income, but rather as a component of Other Comprehensive Income in our consolidated financial statements.
(b)
Excludes the impact of changes in foreign currency rates and related hedges for non-USD investments.
(c)
Includes $406 million of Non-Consolidated Senior Interests and investment exposure to the $1.0 billion 2018 Single Asset Securitization through a $97 million subordinate risk retention interest.
(d)
Includes $689 million of Non-Consolidated Senior Interests and investment exposure to the $930 million 2018 Single Asset Securitization through an $89 million subordinate risk retention interest.
GAAP Net
Income
Adjustments
Core
Earnings
Interest Income
220.7
$
$    —

220.7
$
Interest Expense
(111.0)

—

(111.0)

Management and
Incentive Fees
(20.2)

—

(20.2)

General and Administrative
Expenses and Taxes
(2.5)

—

(2.5)

Non-Cash
Compensation
(7.4)

7.4

—

Hedging and Foreign
Currency Income, net
(a)
—

4.8

4.8

Net Income Attributable to
Non-controlling Interests
(0.7)

—

(0.7)

Total
78.9
$
12.2
$
91.1
$
$0.68
Core Earnings per Share
$0.59
Net Income per Share
$15.8
($4.9)
$7.0
$17.9
(c)
(d)

Blackstone Mortgage Trust

(a)
Date loan was originated or acquired by us, and the LTV as of such date. Origination dates are subsequently updated to reflect material loan modifications.
(b)
In certain instances, loans are financed through the non-recourse sale of a senior loan interest that is not included in the consolidated financial statements. As of
December 31, 2019, four loans in the portfolio have been financed with an aggregate $689 million of Non-Consolidated Senior Interests, which are included in the table above.
(c)
Portfolio excludes our $89 million subordinate risk retention interest in the $930 million 2018 Single Asset Securitization.
(d)
Maximum maturity assumes all extension options are exercised; however, floating rate loans generally may be repaid prior to their final maturity without penalty.
(e)
Consists of both floating and fixed rates. Coupon and all-in yield assume applicable floating benchmark rates for weighted-average calculation.
Portfolio Details
($ in millions)
Origination
Total
Principal
Net Book
Maximum
Property
Loan Per
Origination
Loan Type
Date
(a)
Loan
(b)(c)
Balance
(c)
Value
Maturity
(d)
Location
Type
SQFT / Unit / Key
LTV
(a)
Loan 1
Senior loan
8/14/2019
$  1,331
$  1,331
$  1,318
L + 2.50
%
L + 2.85
%
12/23/2024
Dublin - IE
Office
$459 / sqft
74%
Loan 2
Senior loan
3/22/2018
1,009
1,009
1,005
L + 3.15
%
L + 3.37
%
3/15/2023
Diversified - Spain
Mixed-Use
n/a
71%
Loan 3
Senior loan
5/11/2017
753
712
710
L + 3.40
%
L + 3.60
%
6/10/2023
Washington DC
Office
$348 / sqft
62%
Loan 4
Senior loan
11/25/2019
724
586
585
L + 2.30
%
L + 2.75
%
12/9/2024
New York
Office
$840 / sqft
65%
Loan 5
Senior loan
(c)
8/6/2015
489
489
88
5.74
%
5.77
%
10/29/2022
Diversified - EUR
Other
n/a
71%
Loan 6
Senior loan
4/11/2018
355
345
344
L + 2.85
%
L + 3.02
%
5/1/2023
New York
Office
$437 / sqft
71%
Loan 7
Senior loan
8/22/2018
363
338
336
L + 3.15
%
L + 3.49
%
8/9/2023
Maui
Hotel
$444,674 /  key
61%
Loan 8
Senior loan
10/23/2018
352
334
333
L + 3.40
%
L + 3.72
%
10/23/2021
New York
Mixed-Use
$565 / sqft
65%
Loan 9
Senior loan
1/11/2019
318
318
314
L + 4.35
%
L + 4.70
%
1/11/2026
Diversified - UK
Other
$314 / sqft
66%
Loan 10
Senior loan
11/30/2018
293
279
277
L + 2.85
%
L + 3.20
%
12/9/2023
New York
Hotel
$228,186 /  key
73%
Loan 11
Senior loan
11/30/2018
254
248
246
L + 2.80
%
L + 3.17
%
12/9/2023
San Francisco
Hotel
$363,499 /  key
73%
Loan 12
Senior loan
7/31/2018
285
246
244
L + 3.10
%
L + 3.54
%
8/9/2022
San Francisco
Office
$617 / sqft
50%
Loan 13
Senior loan
12/11/2018
310
245
243
L + 2.55
%
L + 2.96
%
12/9/2023
Chicago
Office
$206 / sqft
78%
Loan 14
Senior loan
5/9/2018
243
233
232
L + 2.60
%
L + 3.03
%
5/9/2023
New York
Industrial
$66 / sqft
70%
Loan 15
Senior loan
9/23/2019
280
229
227
L + 3.00
%
L + 3.22
%
11/15/2024
Diversified - Spain
Hotel
$228,228 /  key
62%
Loans 16 - 128
Senior loans
Various
14,270
10,026
9,663
L + 3.37
%
(e)
L + 3.73
%
(e)
Various
Various
Various
Various
62%
Total/Wtd. avg.
$  21,628
$  16,966
$  16,165
L + 3.25
%
(e)
L + 3.59
%
(e)
3.8 yrs
65%
Cash
All-in
Coupon
Yield

Blackstone Mortgage Trust

Consolidated Balance Sheets
($ in thousands, except per share data)
December 31, 2019
December 31, 2018
Assets
Cash and cash equivalents
150,090
$
105,662
$
Loans receivable, net
16,164,801

14,191,200

Other assets
236,980

170,513

Total assets
16,551,871
$
14,467,375
$
Liabilities and equity
Secured debt agreements, net
10,054,930
$
8,974,756
$
Loan participations sold, net
—

94,418

Securitized debt obligations, net
1,187,084

1,285,471

Secured term loans, net
736,142

—

Convertible notes, net
613,071

609,911

Other liabilities
175,963

128,212

Total liabilities
12,767,190

11,092,768

Commitments and contingencies
—

—

Equity
Class A common stock, $0.01 par value
1,350

1,234

Additional paid-in capital
4,370,014

3,966,540

Accumulated other comprehensive loss
(16,233)

(34,222)

Accumulated deficit
(592,548)

(569,428)

Total Blackstone Mortgage Trust, Inc. stockholders' equity
3,762,583

3,364,124

Non-controlling interests
22,098

10,483

Total equity
3,784,681

3,374,607

Total liabilities and equity
16,551,871
$
14,467,375
$

Blackstone Mortgage Trust

Consolidated Statements of Operations
($ in thousands, except per share data)
Three Months Ended December 31,
Year Ended December 31,
2019
2018
2019
2018
Income from loans and other investments
Interest and related income
220,678
$
206,098
$
882,679
$
756,109
$
Less: Interest and related expenses
110,967

103,948

458,503

359,625

Income from loans and other investments, net
109,711

102,150

424,176

396,484

Other expenses
Management and incentive fees
20,159

18,586

78,435

74,834

General and administrative expenses
9,904

9,632

38,854

35,529

Total other expenses
30,063

28,218

117,289

110,363

Income before income taxes
79,648

73,932

306,887

286,121

Income tax provision (benefit)
67

36

(506)

308

Net income
79,581
$
73,896
$
307,393
$
285,813
$
Net income attributable to non-controlling interests
(650)

(253)

(1,826)

(735)

Net income attributable to Blackstone Mortgage Trust, Inc.
78,931
$
73,643
$
305,567
$
285,078
$
Per share information (basic and diluted)
Weighted-average shares of common stock outstanding
134,832,323

121,588,404

130,085,398

113,857,238

Net income per share of common stock
0.59
$
0.61
$
2.35
$
2.50
$

Blackstone Mortgage Trust

Per Share Calculations
(Amounts in thousands, except per share data)
Three Months Ended
December 31, 2019
September 30, 2019
Net income
(a)
78,931
$
74,897
$
Weighted-average shares outstanding, basic and diluted
134,832

134,537

Earnings per share, basic and diluted
0.59
$
0.56
$
Three Months Ended
December 31, 2019
September 30, 2019
Stockholders' equity
3,762,583
$
3,742,793
$
Shares
Class A common stock
135,004

134,289

Deferred stock units
260

252

Total outstanding
135,264

134,541

Book value per share
27.82
$
27.82
$
Core Earnings
Reconciliation
Book Value
per Share
Earnings
per Share
(a)
Represents net income attributable to Blackstone Mortgage Trust, Inc.
(b)
Primarily
represents
the
forward
points
earned
on
our
foreign
currency
forward
contracts,
which
reflect
the
interest
rate
differentials
between
the
applicable
base
rate
for
our
foreign
currency investments and USD LIBOR. These forward contracts effectively convert the rate exposure to USD LIBOR, resulting in additional interest income earned in U.S. dollar terms. These amounts are not included in GAAP net income, but rather as a component of Other Comprehensive Income in our consolidated financial statements.
Three Months Ended
December 31, 2019
September 30, 2019
Net income
(a)
78,931
$
74,897
$
Non-cash compensation expense
7,380
7,754
Hedging
and
foreign
currency
income,
net
(b)
4,767
2,898
Other items
68
78
Core Earnings
91,146
$
85,627
$
Weighted-average shares outstanding, basic and diluted
134,832
134,537
Core Earnings per share, basic and diluted
0.68
$
0.64
$

Blackstone Mortgage Trust

Reconciliation of Net Income to Core Earnings
(Amounts in thousands, except per share data)
Year Ended
Dec 31,
2019
Dec 31,
2019
Sept 30,
2019
Jun 30,
2019
Mar 31,
2019
Net income
(a)
305,567
$
78,931
$
74,897
$
75,174
$
76,565
$
Non-cash compensation expense
30,656

7,380

7,754

7,754

7,768

Hedging and foreign currency income, net
(b)
14,172

4,767

2,898

3,237

3,271

Other items
300

68

78

58

95

Core Earnings
350,695
$
91,146
$
85,627
$
86,223
$
87,699
$
Weighted-average shares outstanding, basic and diluted
130,085

134,832

134,537

126,475

124,333

Net income per share, basic and diluted
2.35
$
0.59
$
0.56
$
0.59
$
0.62
$
Core Earnings per share, basic and diluted
2.70
$
0.68
$
0.64
$
0.68
$
0.71
$
Three Months Ended,
(a)
Represents net income attributable to Blackstone Mortgage Trust, Inc.
(b)
Primarily represents the forward points earned on our foreign currency forward contracts, which reflect the interest rate differentials between the applicable base rate for our foreign currency investments and USD LIBOR. These forward contracts effectively convert the rate exposure to USD LIBOR, resulting in additional interest income earned in U.S. dollar terms. These amounts are not included in GAAP net income, but rather as a component of Other Comprehensive Income in our consolidated financial statements.

Blackstone Mortgage Trust

Definitions
Core
Earnings:
Blackstone
Mortgage
Trust,
Inc.
(“BXMT”)
discloses
Core
Earnings
in
this
presentation.
Core
Earnings
is
a
financial
measure
that
is
calculated
and
presented
on
the
basis
of
methodologies
other
than
in
accordance
with
generally
accepted
accounting
principles
in
the
United
States
of
America
(“GAAP”).
Core
Earnings
is
an
adjusted
measure
that
helps
BXMT
evaluate
its
performance
excluding
the
effects
of
certain
transactions
and
GAAP
adjustments
that
it
believes
are
not
necessarily
indicative
of
its
current
loan
origination
portfolio
and
operations.
Although
according
to
its
management
agreement
BXMT
calculates
the
incentive
and
base
management
fees
due
to
its
Manager
using
Core
Earnings
before
incentive
fees
expense,
BXMT
reports
Core
Earnings
after
incentive
fees
expense,
as
BXMT
believes
this
is
a
more
meaningful
presentation
of
the
economic
performance
of
its
class
A
common
stock.
Core
Earnings
is
defined
as
GAAP
net
income
(loss),
including
realized
gains
and
losses
not
otherwise
included
in
GAAP
net
income
(loss),
and
excluding
(i)
non-cash
equity
compensation
expense,
(ii)
depreciation
and
amortization,
(iii)
unrealized
gains
(losses),
(iv)
net
income
(loss)
attributable
to
our
legacy
portfolio,
and
(v)
certain
non-cash
items.
Core
Earnings
may
also
be
adjusted
from
time
to
time
to
exclude
one-time
events
pursuant
to
changes
in
GAAP
and
certain
other
non-cash
charges
as
determined
by
BXMT’s
manager,
subject
to
approval
by
a
majority
of
its
independent
directors.
Core
Earnings
does
not
represent
net
income
or
cash
generated
from
operating
activities
and
should
not
be
considered
as
an
alternative
to
GAAP
net
income,
or
an
indication
of
BXMT’s
GAAP
cash
flows
from
operations,
a
measure
of
BXMT’s
liquidity,
or
an
indication
of
funds
available
for
its
cash
needs.
In
addition,
BXMT’s
methodology
for
calculating
Core
Earnings
may
differ
from
the
methodologies
employed
by
other
companies
to
calculate
the
same
or
similar
supplemental
performance
measures,
and
accordingly,
its
reported
Core
Earnings
may
not
be
comparable
to
the
Core
Earnings
reported
by
other
companies.
Non-Consolidated
Senior
Interests:
Senior
interests
in
loans
originated
and
syndicated
to
third
parties.
These
non-recourse
loan
participations,
which
are
excluded
from
the
GAAP
balance
sheet,
constitute
additional
financing
capacity
and
are
included
in
discussions
of
the
loan
portfolio.
Earnings
Sensitivity
to
LIBOR:
Reflects
the
impact
on
net
income,
net
of
incentive
fees,
assuming
no
changes
in
credit
spreads,
portfolio
composition,
or
asset
performance.
Assumes
no
change
in
general
and
administrative
expenses,
management
fees,
or
other
non-interest
expenses
relative
to
those
incurred
for
the
quarter
ended
December
31,
2019.

Blackstone Mortgage Trust

Forward-Looking Statements
This
presentation
may
contain
forward-looking
statements
within
the
meaning
of
Section
27A
of
the
Securities
Act
of
1933,
as
amended,
and
Section
21E
of
the
Securities
Exchange
Act
of
1934,
as
amended,
which
reflect
BXMT’s
current
views
with
respect
to,
among
other
things,
its
operations
and
financial
performance.
You
can
identify
these
forward-looking
statements
by
the
use
of
words
such
as
“outlook,”
“indicator,”
“believes,”
“expects,”
“potential,”
“continues,”
“may,”
“will,”
“should,”
“seeks,”
“predicts,”
“intends,”
“plans,”
“estimates,”
“anticipates”
or
the
negative
version
of
these
words
or
other
comparable
words.
Such
forward-
looking
statements
are
subject
to
various
risks
and
uncertainties.
Accordingly,
there
are
or
will
be
important
factors
that
could
cause
actual
outcomes
or
results
to
differ
materially
from
those
indicated
in
these
statements.
BXMT
believes
these
factors
include
but
are
not
limited
to
those
described
under
the
section
entitled
“Risk
Factors”
in
its
Annual
Report
on
Form
10-K
for
the
fiscal
year
ended
December
31,
2019,
as
such
factors
may
be
updated
from
time
to
time
in
its
periodic
filings
with
the
Securities
and
Exchange
Commission
(“SEC”)
which
are
accessible
on
the
SEC’s
website
at
www.sec.gov.
These
factors
should
not
be
construed
as
exhaustive
and
should
be
read
in
conjunction
with
the
other
cautionary
statements
that
are
included
in
this
presentation
and
in
the
filings.
BXMT
assumes
no
obligation
to
update
or
supplement
forward-looking
statements
that
become
untrue
because
of
subsequent
events
or
circumstances.